                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 12, 1996
                                                  --------------


                            United Bankshares, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)

     West Virginia                     0-13322           55-0641179
     -------------                     -------           ----------
(State or other jurisdiction of      (Commission      (I.R.S. Employer
 incorporation or organization)       File No.)      Identification No.)

     300 United Center
     500 Virginia Street, East
     Charleston, West Virginia                                     25301
     -------------------------                                     -----
 (Address of principal executive offices)                         Zip Code


                                 (304) 424-8761
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

Item 2.  Acquisition of Assets
         ---------------------

     On April 12, 1996, United Bankshares, Inc. ("UBS") acquired all 2,729,468 of the issued and outstanding shares of Eagle Bancorp, Inc. ("Eagle") in accordance with the terms and conditions of the Agreement and Plan of Merger dated August 18, 1995, between UBS and Eagle (the "Agreement"). As a result of the merger, Eagle ceased to exist and UBS is the surviving bank holding company.

     Eagle was a Delaware thrift holding company with its principal place of business in Charleston, West Virginia, and had one wholly-owned subsidiary, First Empire Federal Savings and Loan Association, a federally chartered savings and loan association with its principal place of business in Charleston, West Virginia. The Agreement provided that upon consummation of the Merger, each outstanding share of common stock of Eagle (other than any shares held by UBS other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 1.15 shares of UBS common stock, plus the right to receive cash in lieu of any fractional share without interest. Fractional shares were paid at $29 1/8 (twenty-nine and one-eighth dollars) for each portion of fractional share.

     For a description of the assets and business of Eagle, the Registrant hereby incorporates by reference PART I - Item 1. Business and Item 2. Properties found on pages 4-28 of Eagle Bancorp, Inc. 1995 Form 10-K (File No. 0-17003). The physical properties of Eagle will be used for the purpose of conducting the business of banking.

     The exchange ratio for Eagle's stock was negotiated through arms length discussions between the managements of UBS and Eagle and Eagle's financial advisor Wheat, First Securities, Inc. The respective Boards of Directors of UBS and Eagle determined that the Merger is fair and in the best interests of the shareholders of UBS and Eagle, respectively. For additional information on the determination of the exchange ratio and the role of Eagle's financial advisor, the Registrant hereby incorporates by reference Amendment No. 2 to the Registration Statement filed on Form S-4 (No. 33-65297) and the sections entitled THE MERGER - General, The Merger Consideration, Exchange of Eagle Stock Certificates, Background and Reasons for the Merger and Opinions of Financial Advisor to Eagle found on pages 29-38 and the Opinion of Wheat, First Securities, Inc. found at Annex B.

     In connection with the execution of the Agreement, United National Bank ("UNB"), a wholly-owned subsidiary of UBS, and First Empire Federal Savings and Loan Association ("First Empire"), a wholly-owned subsidiary of Eagle, entered into an Agreement and Plan of Merger dated as of August 18, 1995, (the "Bank Agreement"). The Bank Agreement set forth the terms and conditions, including the Merger, pursuant to which First Empire merged with and into UNB

(the "Bank Merger") on April 12, 1996, after the Merger. As a result of the Merger, First Empire ceased to exist and was merged with and into UNB, the surviving bank.

     Consummation of the Merger was subject to approval of the shareholders of UBS and Eagle and the receipt of all required regulatory approvals, as well as other customary conditions. On March 28, 1996, both UBS and Eagle, respectively, held a Special Meeting of Shareholders to consider and vote upon the Agreement between UBS and Eagle whereby Eagle would merge with and into UBS. The respective shareholders of both UBS and Eagle overwhelmingly approved the Agreement. No other matters came before either meeting or any adjournment or adjournments thereof. Prior to the Special Meetings of Shareholders, all applicable regulatory approvals had been received.

     Pursuant to the Agreement and related Stockholder Agreements, the holders of approximately 23% and 28% of the outstanding UBS common stock and Eagle common stock, respectively, had agreed to vote their shares in favor of the Merger.

     The Agreement permitted Eagle to continue to pay its regular quarterly dividends of $0.14 per share of Eagle common stock prior to the consummation of the Merger, but otherwise prohibited the payment of dividends on Eagle common stock. Pursuant to the Agreement, Eagle adjusted the record and payment dates of its regular quarterly dividends to coincide with the record and payment dates of UBS' regular quarterly dividends. The record dates for UBS' regular quarterly dividends occur in mid-September, mid-December, mid-March and mid-June, and the respective payment dates occur in the first few days of the succeeding month.

Item 5.  Other Events
         ------------


     Pursuant to the Merger Agreement, dated August 18, 1995, between UBS and Eagle Bancorp, Inc., UBS agreed to take such action as was necessary to cause J. Christopher Thomas, William W. Wagner and Paul C. Winter, Jr. to be elected directors of UBS upon consummation of the Merger, for a term which expires at the 1996 Annual Meeting of the Shareholders. In addition, UBS agreed to include, and has included, such persons as nominees for election as directors of UBS at the 1996 Annual Meeting of Shareholders.


  Name                 Principal Occupation During Past Five Years
  ----                 -------------------------------------------

J. Christopher Thomas  Director, President and Chief Operating
                       Officer, Eagle Bancorp, Inc. and First
                       Empire Federal Savings and Loan Association

William W. Wagner      Chairman of the Board and Chief Executive
                       Officer, Eagle Bancorp, Inc. and First
                       Empire Federal Savings and Loan Association

Paul C. Winter, Jr.    Director, Eagle Bancorp, Inc. and President,
                       Bray & Oakley Insurance Agency, Inc., Logan,
                       West Virginia


     Additionally, pursuant to the Merger Agreement, UBS has offered employment to (a) Mr. Thomas as Executive Vice President of UBS and President and Chief Executive Officer of the mortgage banking subsidiary ("MBS"), (b) Mr. Wagner as Executive Vice President of UBS and Chairman of MBS, (c) Mr. Scipio as Executive Vice President of UBS and Chief Operating Officer of MBS and (d) certain other non-executive officers, in each case with a base salary equal to the respective employee's base salary with Eagle and First Empire immediately prior to the consummation of the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)  Financial Statements of Business Acquired
     -----------------------------------------
                                                                        Page No.
                                                                        -------

     (1) Audited Consolidated Financial Statements of
         Eagle Bancorp, Inc.

     The following document previously filed with the Securities and Exchange Commission by Eagle Bancorp, Inc. (File No. 0-17003) is hereby incorporated herein by reference and attached hereto as Exhibit 99(a):

     Annual Report on Form 10-K for the fiscal year ended December 31, 1995; pages 42-62.

(b)  Pro Forma Financial Information
     -------------------------------

     (1) Unaudited Pro Forma Condensed Financial Statements of United Bankshares, Inc. and Eagle Bancorp, Inc.

           Introduction...............................................     7

           Pro Forma Condensed Consolidated Balance Sheet
           as of December 31, 1995....................................     8

           Pro Forma Condensed Consolidated Statement of
           Income for the Year Ended December 31, 1995................     9

           Pro Forma Condensed Consolidated Statement of
           Income for the Year Ended December 31, 1994................    10

           Pro Forma Condensed Consolidated Statement of
           Income for the Year Ended December 31, 1993................    11

           Notes to Unaudited Pro Forma Condensed
           Consolidated Financial Statements..........................    12

(c)  Exhibits
     --------

     2 Agreement and Plan of Merger, dated as of August 18, 1995, between United Bankshares, Inc. and Eagle Bancorp, Inc. (including Annexes I, II and III and Schedule I thereto).

  99(a) Audited Consolidated Financial Statements of Eagle Bancorp, Inc.; pages 42-62 of Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 UNITED BANKSHARES, INC.


Date  April 26, 1996                             By   /s/ Joseph Wm. Sowards
      --------------------                       -------------------------------
                                                    Joseph Wm. Sowards
                                                    Its Executive Vice President
                                                    and Secretary

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


     The following unaudited pro forma combined condensed consolidated balance sheet combines the consolidated historical balance sheets of UBS and Eagle, assuming the Merger was consummated as of the beginning of the earliest period presented on a pooling of interests accounting basis.

     The following unaudited pro forma combined condensed consolidated statements of income present the combined consolidated statements of income of UBS and Eagle, assuming UBS and Eagle had been combined at beginning of each period presented on a pooling of interests accounting basis.

     The pro forma financial data does not give effect to anticipated cost savings in connection with the Merger.

     The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the applicable periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

December 31, 1995
(in thousands)

                                                         As Reported                         UBS & EAGLE
                                                    ------------------------  Pro Forma       Pro Forma
                                                         UBS        EAGLE     Adjustments    Consolidated
                                                    ------------  ----------  ------------   ------------
ASSETS
 Cash and due from bank                              $   78,909   $  6,955                   $    85,864
 Interest-bearing deposits in other institutions                    13,113                        13,113
 Investment securities                                  309,473     11,546                       321,019
 Loans (net of unearned income)                       1,374,005    358,980                     1,732,985
 Less: allowance for loan losses                        (20,017)    (2,528)                      (22,545)
                                                    -----------   --------    -------         ----------
  Net loans                                           1,353,988    356,452                     1,710,440
 Bank premises and equipment                             30,575      4,191                        34,766
 Goodwill                                                13,297                                   13,297
 Other intangible assets                                  1,701                                    1,701
 Other assets                                            27,500      2,530        840 (2)         30,870
                                                    -----------   --------    -------         ----------
                               Total Assets          $1,815,443    $394,787   $   840         $2,211,070
                                                     ==========    ========   =======         ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Demand deposits                                     $  238,568    $ 12,469                   $  251,037
 Interest-bearing deposits                            1,234,698     287,274                    1,521,972
                                                    -----------    --------   -------         ----------
 Total deposits                                       1,473,266     299,743                    1,773,009
 Short-term borrowings                                   82,167                                   82,167
 Federal Home Loan Bank borrowings                       33,900      41,597                       75,497
 Other liabilities                                       24,888       5,435     4,862 (2)         35,185
                                                    -----------    --------   -------         ----------
                          Total Liabilities           1,614,221     346,775     4,862          1,965,858

Stockholders' equity:
 Common stock                                            30,391         273     7,574 (1)         38,238
 Surplus                                                 37,466      11,969    (7,574)(1)         41,861
 Treasury stock                                          (3,530)                                  (3,530)
 Retained earnings                                      l35,580      35,676    (4,022) (2)       167,234
 Net unrealized holding gain on AFS securities            1,315          94                        1,409
                                                    -----------    --------   -------         ----------
                 Total Stockholders' Equity             201,222      48,012    (4,022)           245,212
                                                     ----------    --------   -------         ----------

                      Total Liabilities and
                       Stockholders' Equity          $1,815,443    $394,787   $   840         $2,211,070
                                                    ===========    ========   =======         ==========

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31, 1995
(Dollars in thousands, except per share)



                                                         As Reported                         UBS & EAGLE
                                                    ------------------------  Pro Forma       Pro Forma
                                                         UBS        EAGLE     Adjustments    Consolidated
                                                    ------------  ----------  ------------   ------------
                     Interest income                $136,460      $29,355                    $165,815

                    Interest expense                  54,770       15,397                      70,167
                                                    --------      -------      --------      --------

                 Net interest income                  81,690       13,958                      95,648

  Provision for possible loan losses                   2,075          245                       2,320
                                                    --------      -------      --------      --------

 Net interest income after provision
            for possible loan losses                  79,615       13,713                      93,328

                        Other income                  12,616        2,136                      14,752

                      Other expenses                  48,881        8,600                      57,481
                                                    --------      -------      --------      --------

          Income before income taxes                  43,350        7,249                      50,599

                        Income taxes                  15,271        2,511                      17,782
                                                    --------      -------      --------      --------

   Income from continuing operations                $ 28,079      $ 4,738                    $ 32,817
                                                    ========      =======      ========      ========

Earnings per common share:
- --------------------------

Income from continuing operations                      $2.35        $1.74                       $2.18

Average outstanding shares                        11,928,582    2,729,468                  15,067,470

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31, 1994
(Dollars in thousands, except per share)

                                                         As Reported                         UBS & EAGLE
                                                    ------------------------  Pro Forma       Pro Forma
                                                         UBS        EAGLE     Adjustments    Consolidated
                                                    ------------  ----------  ------------   ------------
                     Interest income                $121,157      $26,480                    $147,637

                    Interest expense                  43,887       11,785                      55,672
                                                    --------      -------      --------      --------

                 Net interest income                  77,270       14,695                      91,965

  Provision for possible loan losses                   1,818          384                       2,202
                                                    --------      -------      --------      --------

 Net interest income after provision
            for possible loan losses                  75,452       14,311                      89,763

                        Other income                  11,222        1,016                      12,238

                      Other expenses                  48,676        7,232                      55,908
                                                    --------      -------      --------      --------

          Income before income taxes                  37,998        8,095                      46,093

                        Income taxes                  13,096        2,613                      15,709
                                                    --------      -------      --------      --------

   Income from continuing operations                $ 24,902      $ 5,482                    $ 30,384
                                                    ========      =======      ========      ========

Earnings per common share:
- --------------------------

Income from continuing operations                      $2.08        $2.01                       $2.01

Average outstanding shares                        11,993,062    2,729,468                  15,131,950

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31, 1993
(Dollars in thousands, except per share)

                                                         As Reported                         UBS & EAGLE
                                                    ------------------------  Pro Forma       Pro Forma
                                                         UBS        EAGLE     Adjustments    Consolidated
                                                    ------------  ----------  ------------   ------------
                     Interest income                $116,505      $24,119                    $140,624

                    Interest expense                  45,009       10,028                      55,037
                                                    --------      -------      --------      --------

                 Net interest income                  71,496       14,091                      85,587

  Provision for possible loan losses                   4,332          498                       4,830
                                                    --------      -------      --------      --------

 Net interest income after provision
            for possible loan losses                  67,164       13,593                      80,757

                        Other income                  12,673        1,627                      14,300

                      Other expenses                  49,690        6,417                      56,107
                                                    --------      -------      --------      --------

          Income before income taxes                  30,147        8,803                      38,950

                        Income taxes                   9,770        2,712                      12,482
                                                    --------      -------      --------      --------

   Income from continuing operations                $ 20,377      $ 6,091                    $ 26,468
                                                    ========      =======      ========      ========

Earnings per common share:
- --------------------------

Income from continuing operations                      $1.71        $2.24                       $1.76

Average outstanding shares                        11,922,521    2,718,930                  15,049,291

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNITED BANKSHARES, INC. AND SUBSIDIARIES


Notes to Pro Forma Condensed Balance Sheet
- ------------------------------------------

1) The stockholders' equity accounts are adjusted to reflect the issuance of 3,138,888 shares of UBS common stock at $2.50 par value. The Exchange Ratio is
1.15 shares of UBS Stock for each share of Eagle Stock outstanding. At December 31, 1995, there were 2,729,468 shares of Eagle Stock outstanding.

2) To reflect nonrecurring charges and related tax effects which will result directly from the Merger and be included in the consolidated income statement of UBS within the year after the Merger as follows:

     Recapture of pre-1987 bad debt reserve    $3,000
     Investment banker fee                      1,022
                                               ------
     Net nonrecurring charges                  $4,022
                                               ======

                                 Exhibit Index



                                                                      Page No.
                                                                      --------
2      Agreement and Plan of Merger, dated as of August
       18, 1995, between United Bankshares, Inc. and Eagle
       Bancorp, Inc. (including Annexes I, II and III and
       Schedule I thereto).........................................      15


99(a)  Audited Consolidated Financial Statements of Eagle
       Bancorp, Inc.; pages 42-62 of Annual Report on Form
       10-K for the fiscal year ended December 31, 1995............      77